EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 Of THE SARBANES-OXLEY ACT OF 2002

I, Donald W. Pearson, Chief Financial Officer of InnerWorkings, Inc. (the “Company”), hereby certify, that:

(1)
The Company’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2019 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Form 10-Q fairly presents, in all material aspects, the financial condition and results of operations of the Company.

/s/ Donald W. Pearson
Donald W. Pearson
Chief Financial Officer
November 12, 2019